UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 29, 2006


                       BROWNSVILLE COMPANY
     (Exact name of registrant as specified in its charter)

                Commission file number 000-51700


Nevada                                                            N/A
(State or other jurisdiction                         (I.R.S. Employer
of incorporation)                                 Identification No.)

70 East Beaver Creek, Unit 30
Richmond Hill, Ontario, Canada                                L4B 3B2
(Address of principal                                      (Zip Code)
executive offices)


Registrant's telephone number, including area code: (905)882-7044

                         Not applicable
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year.

     On December 29, 2006, the Board of Directors (the "Board") of Brownsville Company (the "Company") approved certain amendments to the Company's Bylaws, with such amendments being effective immediately. The amendments include the following:

     - Providing that the annual meeting of shareholders be held at such place, date and time as may be designated from time to time by the Board. The previous provision stated that the annual meeting be held the first week of April of each year.

     - Providing that a special meeting of shareholders may be called by the holders of a majority of the voting shares of the Company, the Chairman, the President, or a majority of the Board. The previous provision allowed 10% of the voting shares, the President or a majority of the Board to call a special meeting.

     - Providing that written notice of a shareholders meeting be given not less than ten (10) days nor more than sixty (60) days prior to the date of the meeting. The previous provision stated notice would be given not less than ten (10) days nor more than fifty (50) days prior to the date of the meeting.

     - Providing that no proxy shall be voted after six (6) months from its date of creation unless the proxy provides for a longer period, which may not exceed seven (7) years from the date of creation. The previous provision stated that no proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

     - Providing that all matters at a shareholders meeting, except with respect to the election of directors, require the affirmative vote of a majority of the shares represented at the meeting, with directors being elected by a plurality of votes cast at the meeting. The previous provision stated that all matters require the affirmative vote of a majority of the shares represented at a meeting.

     - Providing that any action required or permitted to be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote with respect to the subject matter of the action unless a greater percentage is required by law, in which case such greater percentage shall be required. The previous provision stated that shareholders could take such action without a meeting if such action was signed by all of shareholders.

     The above description of the amended Bylaws does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws of the Company, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.


Item 9.01      Financial Statements and Exhibits.

Exhibits:

3.1  Amended and Restated Bylaws.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BROWNSVILLE COMPANY
                               (Registrant)


Dated: January 3, 2007        By:   /s/ Adam Cegielski
                              Name:     Adam Cegielski
                              Title:    President   and   Chief
                                        Executive Officer